UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2006


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                    001-13112                   11-3129361
________________________     ________________________     ______________________
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


2102 SW 2nd Street, Pompano Beach, Florida                              33069
__________________________________________                            __________
 (Address of principal executive office)                              (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

         The Board of Directors of DHB Industries, Inc. ("DHB" or the "Company") called the 2006 Annual Meeting of Stockholders for December 5, 2006 for the purpose of electing directors to hold office during the year following the annual meeting and until their successors are elected and qualified. The close of business on November 21, 2006 has been fixed as the date for determining the stockholders who are entitled to notice of and to vote at the annual meeting.

         The Company has not yet completed the audit of its fiscal year 2005 and is in the process of re-auditing prior periods. Therefore, the Company is not permitted to distribute a proxy statement or to solicit proxies for the annual meeting. Accordingly, a stockholder wishing to vote must either vote in person at the meeting or make arrangements to grant a proxy to another person who will attend the meeting and vote. If a stockholder's shares are held in "street name" at a brokerage firm, such stockholder will need to request an "assignment of proxy," "legal proxy" or other appropriate delegation of authority to vote from the broker and present that assignment of proxy or legal proxy at the meeting.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DHB INDUSTRIES, INC.



                              By: /s/ THOMAS C. CANFIELD
                              ____________________________________
                              Name:   Thomas C. Canfield
                              Title:  General Counsel & Secretary

Dated:  November 27, 2006

























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